                                 UNITED STATES
                       SECURITIES AND EXCHANGED COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): November 18, 2004

                               MBT Financial Corp.
             (Exact name of registrant as specified in its charter)

            Michigan                  000-30973             38-3516922

   (State or other jurisdiction      (Commission           (IRS Employer
         of incorporation)           File Number)        Identification No.)

         102 East Front Street, Monroe, Michigan                48161

         (Address of principal executive office)                (Zip Code)

         Registrant's telephone number, including area code:    (734) 241-3431



                                       N/A
         (Former name or former address, if changed since last report.)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

/ / Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

/ / Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

/ / Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

/ / Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
           APPOINTMENT OF PRINCIPAL OFFICERS.

           On November 18, 2004, Connie S. Cape resigned from the board of directors of MBT Financial Corp. On November 18, 2004 the board of directors elected Peter H. Carlton to the board of directors of MBT Financial Corp. to fill the vacancy created by Ms. Cape's resignation. The board of directors also appointed Mr. Carlton to serve on the audit committee of the board of directors.



                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                          MBT Financial Corp.


Date:  November 18, 2004
                                          By: /s/ John L. Skibski
                                            ---------------------
                                              John L. Skibski
                                              Executive Vice President and
                                              Chief Financial Officer